                                                                     Exhibit 23

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Regarding:

 1. Registration Statement on Form S-3 relating to the F.N.B. Corporation Subordinated Notes and Daily Cash Accounts (File #33-61367).

 2. Registration Statement on Form S-3 relating to the Dividend Reinvestment Plan (File #33-72532).

 3. Registration Statement on Form S-8 relating to the F.N.B. Corporation Voluntary Dividend Reinvestment and Stock Purchase Plan (File #333-00943).

 4. Registration Statement on Form S-8 relating to the F.N.B. Corporation 401(K) Plan (File #33-50780).

 5. Registration Statement on Form S-8 relating to F.N.B. Corporation 1990 Stock Option Plan (File #33-78114).

 6. Registration Statement on Form S-8 relating to F.N.B. Corporation Restricted Stock Bonus Plan (File #33-78134).

 7. Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 relating to the F.N.B. Corporation Voluntary Dividend Reinvestment and Stock Purchase Plan (File #33-72532).

 8. Registration Statement on Form S-8 relating to F.N.B. Corporation 1996 Stock Option Plan (File #333-03489).

 9. Registration Statement on Form S-8 relating to F.N.B. Corporation Restricted Stock and Incentive Bonus Plan (File #333-03493).

10. Registration Statement on Form S-8 relating to F.N.B. Corporation Directors Plan (File #333-03495).

11. Registration Statement on Form S-8 relating to the F.N.B. Corporation 401(K) Plan (File #333-03503).

12. Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 to Registration Statement on Form S-4 (File #333-01997).

We consent to the incorporation by reference in the above listed Registration Statements of our report dated January 31, 1997, with respect to the consolidated financial statements of F.N.B. Corporation and subsidiaries incorporated by reference in this Annual Report (Form 10-K) for the year ended December 31, 1996.

                                             ERNST & YOUNG LLP

Pittsburgh, Pennsylvania
March 18, 1997